EAGLE GROWTH SHARES, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 1, 2005


This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 2005). To obtain the prospectus, please write to Eagle Growth Shares, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432.

Or call:

          Nationwide                                  1-800-749-9933
          Florida                                     1-561-395-2155

The information required by Item 10 "Fund History" of this Statement of Additional Information is incorporated by reference and is located in the Fund's prospectus under the heading "Investment Objective and Principal Strategies." The information required by Item 22 "Financial Statements" of this Statement of Additional Information is incorporated by reference and is located in the Fund's Annual Report dated November 30, 2004.


          Table of Contents                                     Page
          -----------------                                     ----

           Investment Objective, Policies and Risks . . . . . .   2
           Options Transactions . . . . . . . . . . . . . . . .   2
           Futures Contracts .  . . . . . . . . . . . . . . . .   4
           Taxation of the Fund . . . . . . . . . . . . . . . .   5
           Investment Limitations . . . . . . . . . . . . . . .   8
           Disclosure of Portfolio Holdings . . . . . . . . . .   9
           Rights of Ownership  . . . . . . . . . . . . . . . .  10
           Letter of Intent . . . . . . . . . . . . . . . . . .  10
           Right of Accumulation  . . . . . . . . . . . . . . .  10
           Group Discount Privilege . . . . . . . . . . . . . .  11
           Automatic Investment Plan  . . . . . . . . . . . . .  11
           Check Withdrawal Plan  . . . . . . . . . . . . . . .  11
           Tax Sheltered Plans  . . . . . . . . . . . . . . . .  11
           Account Reinstatement Privilege. . . . . . . . . . .  12
           Computation of Net Asset Value . . . . . . . . . . .  12
           Purchase of Shares . . . . . . . . . . . . . . . . .  12
           Redemption and Repurchase of Shares. . . . . . . . .  13
           Management of the Fund . . . . . . . . . . . . . . .  13
             Officers and Directors . . . . . . . . . . . . . .  13
             Brokerage. . . . . . . . . . . . . . . . . . . . .  16
           Information about the Investment Advisor and
             Other Service Providers. . . . . . . . . . . . . .  17
           Underwriter  . . . . . . . . . . . . . . . . . . . .  20
           Independent Registered Public Accounting Firm. . . . .20
           Financial Statements . . . . . . . . . . . . . . . .  20
           Proxy Voting Policies. . . . . . . . . . . . . . . .  20

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS
                   -----------------------------------------

The Fund is an open-end management investment company. The Fund is diversified under the federal securities laws and regulations.

The Fund may employ the following non-principal policies,  as described herein.

The Fund may, from time to time, invest in restricted securities and may be deemed to be a statutory underwriter if it distributes any such restricted securities. ("Restricted securities" are defined as securities that are not readily marketable because registration of the securities under the federal securities laws would be required.)Such investments may generally be made at advantageous prices. The Fund may not resell any such securities unless the federal and any applicable state registration requirements respecting such securities are first satisfied, or an exemption from such registration requirements is available. The restrictions upon the disposition of such securities may adversely affect their marketability and the Fund generally may not be able to dispose of such securities at prices for unrestricted securities of the same class of the same issuer. The Fund will not purchase restricted securities if, immediately after such purchase, more than 10% of the value of the Fund's net assets would be invested in such securities or other assets for which market quotations are not readily available. Ordinarily, the Fund does not expect to invest more than 5% of the Fund's total net assets in restricted securities. If the fair value of restricted securities or other assets not having readily available market quotations previously purchased exceeds 10% of the value of the Fund's net assets during the period such securities are held, appropriate steps will be taken in to balance the portfolio to achieve adequate liquidity. Restricted securities are valued at fair value by the Advisor, as delegated by the Board of Directors, and acting in accordance with methods of valuation determined in good faith by the Board of Directors. The Board will review the appropriateness of such methods of valuation at proper periodic intervals. If it becomes necessary to register such securities before resale with the appropriate federal and/or state authorities, the Fund may have to bear part or all of the expenses of any such registration if an agreement has not been reached with the issuer of the securities to bear part or all of these costs. The Fund has no current intention to invest in restricted securities.

The Fund may also invest in fixed income securities, including securities convertible into common stocks, where such investments appear to offer opportunities for capital appreciation. When the Fund invests in fixed income securities for this reason, the Fund may purchase such securities which are rated B-2 or lower by Moody's Investors Service, Inc. or B- or lower by Standard & Poor's Corporation. These fixed income debt securities are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation, the Fund's investment advisor (the "Advisor"), believes that the terms of such securities and the financial condition of the issuer are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the value of fixed income securities generally fluctuate inversely with interest rates.

The Fund has authority to invest up to 20% of its assets in the securities of foreign companies. However, historically, the Fund has not invested more than 5% of its assets in foreign securities, and has no current intention to do so. Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of nationalization or other government policies or instability which could affect investments in securities of issuers in those nations.

The Fund has authority to buy securities of companies organized as real estate investment trusts ("REITS"). REITS pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A shareholder in the Fund, by investing in REITS indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITS.


                              OPTIONS TRANSACTIONS
                              --------------------

The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option, it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease, and in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

The Fund may also buy and sell put options. For the sale of a put option the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short-term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

Puts and calls also may be used in combination to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.

When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account which will be "marked to market," cash or liquid assets in an amount equal to its obligation under the call or put option. With respect to a put option, this will be an amount equal to the price of the underlying securities the Fund will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities it is obligated to deliver if the option is exercised.


                               FUTURES CONTRACTS
                               -----------------

The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date.
Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities.

These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account containing cash or liquid assets, in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account containing cash or liquid assets, in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option).


                             TAXATION OF THE FUND
                             --------------------

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax
Act), dividends earned on the following income sources will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets):

      [BULLET] dividends paid by domestic corporations, and

      [BULLET] dividends paid by qualified foreign corporations, including:

               -- corporations incorporated in a possession of the U.S.,

               -- corporations eligible for benefits of a comprehensive
                  income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and

               -- corporations whose stock is readily tradable on an
                  established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally, will not qualify for this favorable tax treatment.

Both the Fund and its investors must each separately meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

       [BULLET] 98% of its taxable ordinary income earned during the calendar year;

       [BULLET] 98% of its capital gain net income earned during the twelve month period ending November 30; and

       [BULLET] 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Except for transactions the Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to shareholders.

Redemptions of Fund shares are taxable transactions for federal and state income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

   IF:

        [BULLET] In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

        [BULLET] You sell some or all of your original shares within 90 days of their purchase, and

        [BULLET] You reinvest the sales proceeds in the Fund, and the sales charge that would otherwise apply is reduced or eliminated;

   THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because some of the income of the Fund is generally derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

As stated above, the Fund may invest in securities such as puts, calls, Futures contracts, etc. that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is Treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise cash for the necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to shareholders by the Fund.

Taxation of an investor who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership ("non-U.S. investor"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is NOT effectively connected with a U.S. trade or business carried on by a non-U.S. investor, dividends paid to such non-U.S. investor from investment company taxable income generally will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. investor generally would be exempt from U.S withholding tax on gains realized on the sale or redemption of Fund shares and dividends paid by the Fund from long-term capital gains, unless the investor is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Special U.S. withholding tax rules apply to disposition of "United States real property interests."

Also, U.S withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under these exemptions, interest-related dividends and short-term capital gain dividends generally represent distributions of interest from U.S. sources and short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. These exemptions apply to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers, continue to be subject to U.S. withholding tax.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. investor, then the Fund's dividends and distributions and any gains realized upon the sale or redemption of Fund shares will be subject to the U.S.

federal income tax on a net income basis at the rates applicable to U.S. citizens or domestic corporations. Special U.S. tax certification requirements apply to non-U.S. investors to avoid U.S. back-up withholding imposed at a rate of 28%, obtain the benefits of any treaty between the United States and the shareholder's country of residence, and obtain the benefits of exemption from withholding on interest-related and short-term capital gain dividends.
In general, a non-U.S. investor must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect.

A partial exemption from U.S estate tax may apply to stock in the Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.


                            INVESTMENT LIMITATIONS
                            ----------------------

The Fund has adopted the following restrictions which are designed to reduce certain risks inherent in securities investment and which may be changed with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund will not:

     Borrow money, except from banks for emergency purposes, and then not in excess of 5% of the value of its total assets;

     Invest more than 25%<FN1> of the value of its assets in companies in any one industry;

     Purchase securities on margin;

     Make any purchase resulting in more than 5% of the value of its assets being invested in the securities of any one company, except U.S. Government securities;

     Purchase more than 10% of any class of securities of any company. For this purpose, all debt securities of an issuer and all series of non-voting preferred stock of an issuer are each considered as one class of securities;

     Purchase commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts and options thereon;

     Purchase interests in real estate, except as may be represented by securities for which there is an established market;

     Purchase securities of another open-end investment company, except in connection with a plan of merger, consolidation, or acquisition of assets. It may, however, purchase shares of closed-end investment companies where such purchase is in the open market and no commission or profit to a sponsor or dealer results other than a customary broker's commission. The advisory fee of the Fund will not be reduced for any assets invested in shares of closed-end investment companies;

_________________________

<FN1> The Securities and Exchange Commission takes the position that the investment of 25% or more of the value of the Fund's assets in issuers in any one industry would be considered concentration in that industry. However, the Fund would be required to obtain shareholder approval to change its current policy.

     Make short sales of securities. The Fund does not consider the sale of uncovered call options or financial futures contracts to be short sales;

     Make loans, except through the purchase of debt securities of a type commonly held by institutional investors;

     Issue senior securities, except the Fund may buy and sell options; or

     Act as an underwriter of the securities of any other issuer, except the Fund may invest not more than 10% of the value of its net assets at the time the investment is made in securities which are not readily marketable because registration under the federal securities laws would be required ("restricted securities").

Changes in the following policies are not subject to shareholder approval:

     The Fund will not purchase securities for which a bona fide market does not exist (including, but not limited to, "restricted" foreign securities not listed on a recognized domestic or foreign securities exchange, and other illiquid securities) if immediately after such purchase, more than 10% of the Fund's net assets will be invested in such securities.

     The Fund may invest in repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures. When the Fund invests in repurchase agreements, the Fund may not participate in stock market advances or declines to the same extent that the Fund would if the Fund remained fully invested in stocks. In addition, the Fund may not achieve its investment objective. The Fund may use repurchase agreements to generate income on uninvested cash balances.


                       DISCLOSURE OF PORTFOLIO HOLDINGS
                       --------------------------------

The Fund intends to publicly disclose all of its portfolio holdings in quarterly reports approximately 60 days after each quarter-end as required by Securities and Exchange Commission rules. The Fund also intends to publicly disclose all of its portfolio holdings, with a shorter delay of at least 45 days, after each quarter-end to facilitate timely release of information to rating agencies and others. The Fund does not make selective non-public disclosures of portfolio holdings to third parties. Finally, the Fund intends to publicly disclose its top ten holdings on a monthly basis, after a 30-day delay, along with information regarding the percentage of the Fund that each holding comprises.


The Fund also may disclose its complete portfolio holdings, on a daily basis and without a time lag (i.e., on a real time basis) to Unified Fund Services Inc. and U.S. Bank, in their capacities as the Fund's service providers (the "service providers"), who require such information to perform their contractual duties and responsibilities to the Fund. In addition, complete portfolio holdings information may be provided to Briggs, Bunting & Dougherty, LLP, the Fund's independent registered public accounting firm (the "Auditor"), for purposes of preparing the semi-annual and annual audits of the Fund and related shareholder reports. The service providers and the Auditor are subject to duties of confidentiality, including a duty not to trade on non-public information, whether by contract, applicable law, or relevant accounting standards. The Fund's chief compliance officer periodically requests that the service providers confirm their compliance with these restrictions. Neither the Fund nor the Advisor receives any compensation or other consideration for the disclosure of the Fund's portfolio holdings to the service providers and the Auditor. Only executive officers of the Fund, subject to the Board's oversight, may authorize disclosure of the Fund's portfolio securities. The Fund has adopted policies and procedures that are designed to ensure that disclosure of the information regarding portfolio holdings is in the best interests of the Fund's shareholders, including addressing any conflicts of interest between the interests of the Fund's shareholders and the interests of the Advisor, the principal underwriter and any affiliated persons thereof. The Fund's chief compliance officer, at least annually, reports to the Board regarding these policies and procedures and their application.

                              RIGHTS OF OWNERSHIP
                              -------------------

Each share of common stock of the Fund has an equal interest in the Fund's assets, net investment income, and any net capital gains. Each share is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the holder. They may be sold only for cash or in connection with mergers, stock distributions and similar transactions. The shares have no conversion, pre-emptive or other subscription rights. Shareholders having questions about the Fund or their accounts may contact the Fund at the address or telephone number shown on the cover page of this Statement of Additional Information.

Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940 (the "1940 Act").


                               LETTER OF INTENT
                               ----------------

An investor can qualify for a reduced sales charge as set forth in the prospectus by signing a non-binding Letter of Intent stating his intention to invest at least $10,000 during a 13 month period. The Letter of Intent is applicable to the aggregate amount of purchases of shares of the Fund and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account, as well as Employee Benefit Plans qualified under Section 401 of the Code, and organizations exempt from taxation under Sections 501(c)(3) or
(13) of the Code. The Letter must be filed within 90 days after the first purchase to be included under it. The value of shares of the Fund and/or Philadelphia Fund Inc., previously purchased, including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, will be included as a credit toward completion of the Letter of Intent to the extent that such shares are held during the 13 month period of the Letter of Intent when the investor so requests. The amount to be credited will be equal to the offering price of the shares held on the date of the first purchase under the Letter of Intent. The initial purchase under a Letter of Intent must be in an amount of at least $1,000 and subsequent purchases not less than $500.

Five percent of the total dollar amount specified in the Letter of Intent is held in escrow by U.S Bank, N.A. in shares. Any dividends or capital gains distributions on the escrowed shares are credited to the shareholder. Upon completion of the total dollar amount specified in the Letter of Intent, the escrowed shares are released. If total purchases under the Letter of Intent are less than the amount specified therein, the shareholder is required to remit to the Fund's underwriter an amount equal to the difference between the dollar amount of sales charges actually paid and the amount which would have been paid if the total purchases made under the Letter were made at one time. If the shareholder does not pay such difference within twenty days after having received written request from the Fund's underwriter, the custodian is authorized to redeem so many of the escrowed shares to realize such difference and release any remaining full shares and cash for any fractional shares to the shareholder. There is no obligation upon the investor to purchase or the Fund to sell the full indicated amount.


                            RIGHT OF ACCUMULATION
                            ---------------------

The reducing scale of sales charges set forth in the prospectus also applies to subsequent purchases of the Fund's shares by an individual; an individual, his spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account where the aggregate investments in shares of the Fund and/or Philadelphia Fund, Inc., including shares held under Eagle Growth Shares or Philadelphia Fund Single Payment Investing Programs and Systematic Investing Programs upon which all scheduled payments have been made, is $10,000 or more. For example, a stockholder who owns shares of the Fund and/or Philadelphia Fund, Inc. that originally cost him $5,000 on which he paid an 8.50% sales charge may subsequently purchase an additional $5,000 of the Fund's shares at a sales charge of 7.75% of such subsequent purchase or an additional $20,000 of the Fund's shares at a sales charge of 6.25%. To determine eligibility, the shares currently held by the investor are valued at the then net asset value or the cost of such shares to the investor, whichever is greater. The Fund's underwriter, or the transfer agent (if the payment is being made by the investor directly to the transfer agent), must be notified when a sale takes place which would qualify for a reduced sales charge on the basis of previous purchases, and reduction will be granted when the aggregate holdings are confirmed through a check of the records of the Fund. The reduced sales charges described under "Purchase of Shares" in the prospectus will be applicable to subsequent purchases by an Employee Benefit Plan qualified under Section 401 of the Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Code.

                           GROUP DISCOUNT PRIVILEGE
                           ------------------------

Any purchaser, including his spouse and children under the age of 21, who is a member of a qualified group, such as a trade association, church group, union, social or fraternal organization, who wishes to have the advantage of an individually lower sales charge through either a Letter of Intent or a Right of Accumulation, may do so if he, in conjunction with other members of that group, wishes to purchase shares of the Fund so that the entire purchases by the group will afford a lower sales charge to each individual participant. Group purchases must be made through a common remitter. The Fund will send the common remitter, at or before the completion of each purchase of shares for group members, written notice of receipt of the total amount received by the Fund on the group's behalf. Also, if in a current calendar quarter, a payment is not received by the Fund on behalf of a group member on whose behalf a purchase was made in the preceding calendar quarter, the Fund will send the investor written notice that a current payment has not been received on his behalf. Further, if the Fund does not receive a payment from the common remitter on behalf of the group within ten days on the date specified for delivery of the payment, the Fund will send each group member a written confirmation of his next three succeeding investments promptly after they are made.


                          AUTOMATIC INVESTMENT PLAN
                          -------------------------

The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, U.S. Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the public offering price on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter.

Participation in the plan will begin within 30 days after receipt of a completed section 6 of the General Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46204-6110.


                            CHECK WITHDRAWAL PLAN
                            ---------------------

An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient Fund shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. This privilege may be exercised by a written request to Unified Fund Services, Inc., specifying the amount of the check to be received each month (or each quarter, as desired). With the custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses incurred in connection with this privilege are paid by the Fund. This Plan, upon written notice to the custodian, may be terminated at any time without penalty. Any subsequent investments in this Plan must be $1,000 or more. However, making additional purchases while the Plan is in effect may be inadvisable due to sales charges and tax liabilities.


                              TAX SHELTERED PLANS
                              -------------------

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax deductible investments in the Fund on behalf of each participant up to the lesser of 25% of each participant's earned income (or compensation), or $40,000, as adjusted by the Internal Revenue Service for cost-of-living increases. The Money Purchase Pension Plan permits an employer to make tax deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000 (as adjusted). If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans in the aggregate may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000 (as adjusted). For plan contributions made for the year 2004, the dollar limit is $41,000; for the year 2005, the dollar limit is $42,000. Also, the Fund makes available an Individual Retirement Account (IRA) which permits annual tax deductible investments in the Fund by certain taxpayers up to $3,000 per year through 2004, and $4,000 for 2005. All taxpayers may make nondeductible IRA contributions up to the same amount whether or not they are eligible for a deductible contribution. In either case, the limit is $3,500 through 2004 and $4,500 for 2005 for individuals who are 50 or older by the end of the year for which the contribution is made. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

The Fund also makes available a "Roth IRA" - which permits nondeductible investments in the Fund by certain taxpayers up to $3,000 through 2004, and $4,000 for 2005 (or $3,500 through 2004 and $4,500 for 2005 for individuals age 50 or older) per tax year. If the Roth IRA is maintained for at least a five-year period beginning with the first tax year for which a contribution to the Roth IRA was made, distributions from the Roth IRA after age 59-1/2 or under certain other circumstances will be completely tax free.

An annual limit of $3,000 through 2004, and $4,000 for 2005 (or $3,500 through 2004 and $4,500 for 2005, as described above) applies to contributions to regular and Roth IRAs. For example, if a taxpayer younger than age 50 contributes $3,000 to a regular IRA for 2004, he or she may not make any contribution to a Roth IRA for that year.

Specialized IRA accounts (SIMPLE IRAs and SEP-IRAs), Coverdell Education Savings Accounts and 403(b)(7) Custodial Accounts also are available for Fund investments.

Forms to establish an IRA, a Coverdell Education Savings Account, a 403(b)(7) Custodial Account, or a Profit Sharing/Money Purchase Pension Plan are available from Baxter Financial Corporation or your investment dealer.


                        ACCOUNT REINSTATEMENT PRIVILEGE
                        -------------------------------

A stockholder may, after he has liquidated any of his shares in the Fund following written request to the Fund, reinstate his account without payment of any additional sales charge, at the net asset value next calculated after receipt of the reinstatement request, provided that he meets the qualifications listed below. The Account Reinstatement Privilege may be exercised only once, except with respect to shares held under an Eagle Growth Shares Investing Program, and the amount reinvested may not exceed the amount of the redemption proceeds received on the liquidation of such shares. In addition, the reinstatement must be completed within thirty days after the liquidation.


                        COMPUTATION OF NET ASSET VALUE
                        ------------------------------

The Fund's net asset value per share is the value of the Fund's securities investments plus cash and other assets minus its liabilities divided by the number of the Fund's outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange are valued at the closing sales price on the market on which they are principally traded except those traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. Securities traded over-the-counter, except those that are quoted on Nasdaq, are valued at the prevailing quoted bid prices. Other assets (including restricted securities) and securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors, or a delegated person acting pursuant to the directions of the Board. The method of valuing assets and securities for which quotations are not readily available or unreliable, or for which there are no published quotations, including restricted securities, is reviewed annually by the Board. Initial valuations of such assets will be made in good faith by the Board of Directors.


                              PURCHASE OF SHARES
                              ------------------

The Fund calculates the offering price and net asset value at the close of the New York Stock Exchange, generally 4:00 p.m. Eastern time, on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is closed.

                      REDEMPTION AND REPURCHASE OF SHARES
                      -----------------------------------

Payment for shares redeemed may be postponed, or the right of redemption may be suspended, for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or periods during which, by rule of the Securities and Exchange Commission (the "Commission"), trading on the New York Stock Exchange is deemed restricted; for any period during which an emergency as determined by order of the Commission exists as a result of which, disposal by the Fund of securities owned by it is not reasonably practicable; it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.

The Fund has reserved the right to redeem Fund shares in kind, rather than in cash, should this be necessary. However, by filing an appropriate election under Rule 18f-1 pursuant to the 1940 Act, the Fund has obligated itself upon a request for redemption to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund in compliance with a request for redemption by any one shareholder during any 90 day period.


                            MANAGEMENT OF THE FUND
                            ----------------------

OFFICERS AND DIRECTORS
----------------------

The Board of Directors (the "Board"), guided by the recommendations of the Advisor, establishes the broad investment policies of the Fund and, under Maryland law, is responsible for overseeing the management of the Fund.

Purchases may be made at net asset value by officers, directors, and employees of the Fund, as well as by employees of broker-dealer firms which maintain effective selling dealer agreements with the Fund's underwriter. From time to time, the Fund may offer its shares at net asset value to certain classes of potential investors which have been identified by management and ratified by the Board of Directors. Prior to such offering, the Fund, in compliance with applicable federal securities laws, will supplement or revise the prospectus to identify the class.

Each Director who is not an "interested person" (as defined in Section 2(a)
(19) of the 1940 Act, as amended (the "Independent Directors")) is a member of the Fund's Audit Committee. The Audit Committee's functions include:
(a) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm; (b) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers of the Fund; (c) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof; and (d) acting as a liaison between the Fund's independent registered public accounting firm and the full Board. During the fiscal year ended November 30, 2004, the Audit Committee met two times.

The Board also has a Nominating Committee, consisting of all the Independent Directors. The Board adopted the Nominating Committee charter on December 13, 2004. The Nominating Committee did not meet during the fiscal year ended
November 30, 2004.   The Nominating Committee has responsibility, among other
things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board;
(iii) periodically review the Independent Directors' compensation and recommend any changes to that compensation; and (iv) make recommendations to the full Board for nominations for membership on all Board committees, review all Board committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating Committee will consider nominees recommended by Qualifying Shareholders if an Independent Director vacancy on the Board occurs. A "Qualifying Shareholder" is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund's outstanding shares; (ii) has been a shareholder of 5% or more of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee; and (iii) provides a written notice to the Nominating Committee containing certain information. In order to recommend a nominee, a Qualifying Shareholder should submit the written notice to the Nominating Committee's attention at the Fund's offices at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432. A Qualifying Shareholder's letter should include: (i) the name and address of the Qualifying Shareholder making the recommendation; (ii) the number of shares of the Fund that are owned of record and beneficially by the Qualifying Shareholder, and the length of time that the shares have been so owned by the Qualifying Shareholder; (iii) a description of all arrangements and understandings between the Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made;
(iv) the name, age, date of birth, business address and residence address of the person(s) being recommended; (v) such other information regarding each person recommended by the Qualifying Shareholder as would be required to be included in a proxy statement filed under the SEC's proxy rules had the nominee been nominated by the Board; (vi) whether the Qualifying Shareholder believes the person being recommended would or would not be an "interested person" of the Fund (as defined in the 1940 Act); and (vii) the written consent of the recommended person to stand for election if nominated for the Board and to serve if elected by shareholders.

The names, addresses, ages, lengths of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of prior business experience is included in order to present shareholders with a better awareness of the Directors' business experience. All officers and Directors hold identical positions with Philadelphia Fund, Inc., another registered investment company, and with the Fund. Each Director will hold office until the termination of the Fund or his resignation, retirement,
incapacity, removal or earlier death.   Each Director who is an "interested
person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, is identified under the "Interested Persons" or "Interested Directors" headings below. The officers and Directors of the Fund, aggregately, own 6.7% of the outstanding securities of the Fund as of December 31, 2004. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


Independent Directors
---------------------

Thomas J. Flaherty, Director (Since 1989)                          Age:(80)
                    Audit Committee Member (Since 2001)
                    Nominating Committee Member (Since 2004)


Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.



Kenneth W. McArthur, Director (Since 1987),                        Age:(69)
                     Audit Committee Chairman (Since 2001)
                     Nominating Committee Member (Since 2004)


Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).



Robert L. Meyer, Director (Since 1989)                             Age:(64)
                 Audit Committee Member (Since 2001)
                 Nominating Committee Member (Since 2004)


President, Ehrlich Meyer Associates, Inc. (investment management); Chartered Financial Analyst; formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.



Donald P. Parson, Director (Since 1987)                           Age:(63)
                  Audit Committee Member (Since 2001)
                  Nominating Committee Member (Since 2004)


Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (medical device company); formerly, Chairman of the Board, Syracuse University College of Law.

Interested Persons
------------------

Donald H. Baxter, Chairman of the Board,
                  Director and President (Since 1989)              Age:(61)


Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.



Ronald F. Rohe, Vice President, Secretary,                          Age:(62)
                and Treasurer (Since 1990)


Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.



Keith A. Edelman,		Vice President and                          Age:(39)
				Chief Compliance Officer (Since 2004)


Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.


Each Independent Director receives $50 from Eagle Growth Shares for each quarterly Board of Directors meeting attended. In addition, each Independent Director receives from the Philadelphia Fund a $2,000 annual fee and $1,150 for each quarterly Board of Directors' meeting attended. As an Interested Director, Donald H. Baxter does not receive any annual or meeting fees as a director from either fund. In addition, each Independent Director receives $50 from the Fund and $450 from Philadelphia Fund for each semi-annual Audit Committee meeting attended. Mr. McArthur receives an additional $50 from the Fund and $150 from Philadelphia Fund for each semi-annual Audit Committee meeting as compensation for acting as Audit Committee Chairman.


_______________________________________________________________________________
|Independent Directors' Fund Holdings Table                     as of 12/31/04|
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Philadelphia|
|Director's Name                  |    in the Fund      |      Fund, Inc.     |
|---------------------------------|-------------------------------------------|
|Thomas J. Flaherty               |  $50,001 - $100,000 |    over $100,000    |
|---------------------------------|---------------------|---------------------|
|Kenneth W. McArthur              |        None         |        None         |
|---------------------------------|---------------------|---------------------|
|Robert L. Meyer                  |        None         |     $1 - $10,000    |
|---------------------------------|---------------------|---------------------|
|Donald P. Parson                 |    over $100,000    |    over $100,000    |
|_________________________________|_____________________|_____________________|

_______________________________________________________________________________
|Interested Director's Fund Holdings Table                     as of 12/31/04 |
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Philadelphia|
|Director's Name                  |    in the Fund      |      Fund, Inc.     |
|_________________________________|_____________________|_____________________|
|                                 |                     |                     |
|Donald H. Baxter                 |        None         |        None         |
|________________________________ |_____________________|_____________________|



______________________________________________________________________________
|COMPENSATION TABLE                                                           |
|for the fiscal year ended 11/30/04                                           |
|----------------------------------       Pension or                          |
|                                         Retirement                          |
|                                         Benefits   Estimated   Total        |
|                                         Accrued    Annual      Compensation |
|                           Aggregate     as part    Benefits    from Fund and|
|                           Compensation  of Fund    Upon        Philadelphia |
|Name, Position             From Fund     Expenses   Retirement  Fund, Inc.   |
|_____________________________________________________________________________|
|Thomas J. Flaherty, Director   $300                               $7,800     |
|-----------------------------------------------------------------------------|
|Kenneth W. McArthur, Director  $400                               $8,200     |
|-----------------------------------------------------------------------------|
|Robert L. Meyer, Director      $300                               $7,800     |
|-----------------------------------------------------------------------------|
|Donald P. Parson, Director     $300                               $7,800     |
|_____________________________________________________________________________|


The Fund and Baxter Financial Corporation, the Fund's investment adviser and principal underwriter, have adopted codes of ethics under rule 17j-1 of the 1940 Act, and Rule 204A-1 under the Investment Advisers Act of 1940 (in the case of the Advisor's Code of Ethics). Those codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund provided that the Fund is not at the same time purchasing or selling or considering purchasing or selling the same securities or the President of the Fund approves the transactions because there is deemed to exist only a remote possibility of a conflict of interest.


BROKERAGE
---------

Donald H. Baxter, President of Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, is responsible for the selection of brokers to execute Fund portfolio transactions. Mr. Baxter seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. Baxter Financial Corporation is authorized to allocate brokerage transactions to dealers that have sold Fund shares. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the Fund's portfolio securities transactions based (in whole or in part) on a broker's or dealer's promotion or sale of shares issued by the Fund or any other registered investment company. Such transactions are subject to the requirement to seek to obtain the best price and execution. In selecting brokers, Mr. Baxter also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates. Mr. Baxter seeks to assure himself that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, Mr. Baxter negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission levels received, and applies his knowledge regarding the general levels of commissions prevailing from time to time. Mr. Baxter also considers the value of research services provided to the Fund by brokers. Mr. Baxter is authorized to permit the payment of commissions in excess of those which may have been charged by another broker if he has determined, in good faith, that the amount of such commission is reasonable in relation to the brokerage or research services provided by the broker acting for the Fund. During the fiscal year ended November 30, 2004, the Fund paid total brokerage commissions of $3,875 to brokers that provided research services.

Receipt of research information, including statistical and market analyses, economic and financial studies from securities firms, electronic quotation services, and on-line electronic analysis software, enables Baxter Financial Corporation to supplement its own research and analysis activities by making available the views of other securities firms and is a factor considered by the Advisor in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgment of Mr. Baxter and not in accordance with any formula.

Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Philadelphia Fund, Inc., and manages the assets of various other private institutional and individual investment accounts as well. Receipt of research information by Baxter Financial Corporation may also be of benefit to Philadelphia Fund, Inc. and these other private accounts.

During the fiscal years ended November 30, 2004, 2003, and 2002, the Fund paid total brokerage commissions of $6,735, $8,700, and $31,530, respectively. The decreased level of brokerage commissions paid by the Fund in the 2004 fiscal year was due to the Advisor's continued confidence in the potential of the equities in the portfolio to perform well. This confidence resulted in a portfolio turnover rate of 25% (versus 33% in 2003). In addition, the Fund negotiated lower commissions with the brokers the Fund uses to execute portfolio transactions. The decreased level of brokerage commissions paid by the Fund in the 2003 fiscal year was due to the Advisor's confidence in the equities in the portfolio to perform well in the bullish environment that developed in 2003. Consequently, there were less portfolio transactions in 2003.

On over-the-counter transactions, the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


     INFORMATION ABOUT THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS
     ---------------------------------------------------------------------

The current Investment Advisory Agreement between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The agreement requires Baxter Financial Corporation to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets. As compensation for the rendering of advisory services, the Advisor receives an annual fee, payable monthly, equal to .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets in excess of $200,000,000 but less than $400,000,000, and to .50 percent of net assets in excess of $400,000,000. The fee is based on the month-end net asset value of the Fund, and is payable monthly at 1/12th of the annual fee rate.

Donald H. Baxter controls the Advisor. He serves as President, Treasurer, Director and is the sole shareholder of the Advisor. Mr. Baxter, as the Fund's portfolio manager, is solely responsible for the day-to-day management of the Fund's investment portfolio. He is the President and Chairman of the Board of Directors of Eagle Growth Shares, Inc. and has served as the portfolio manager of the Fund since May 1, 1987. In addition to the Fund, Mr. Baxter, as of November 30, 2004, managed (i) one other U.S. registered investment company, Philadelphia Fund, Inc., which has $84.9 million in assets, and (ii) 17 other accounts, including his personal account, which have assets of $23 million.
In the event there were any conflicts of interest between the Fund and Philadelphia Fund, Inc., the Advisor believes, as in the case of the other accounts, that it has implemented policies and procedures that will address and prevent (or manage) any adverse consequences.

The portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with the management of the Fund's investments. The other accounts may have similar investment objectives to the Fund's or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund (or vice versa). The Advisor does not anticipate that any conflicts between the investment strategies of the Fund and the investment strategies of the other accounts, if any, will be material. If any conflicts of interest do arise, the Advisor believes that it has adopted policies and procedures, in accordance with applicable laws, and its Code of Ethics contains legally required policies, which are designed to prevent or manage any conflicts of interest.

In the case of Philadelphia Fund, Inc., which has an investment objective seeking long-term growth of capital and income, the portfolio manager believes that the possibility for any conflicts of interest with the Funds regarding investment opportunities, or similar portfolio holdings, is extremely unlikely, and if it does arise, not material. The Fund, which invests in small to mid cap stocks, does not typically purchase the type of large cap stocks acquired by Philadelphia Fund, Inc.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. It is possible theoretically that the portfolio manager, knowing the trading activities of the Fund, could use this information to benefit the other accounts and to the detriment of the Fund. As stated above, under normal market conditions, the Fund invests in issues with small to midcap capitalizations. The Advisor does not believe that, given the size of the investments of the Fund in small to midcap stock category, there would be any material benefit to the other accounts by the Fund's purchase and sale of securities. Furthermore, given the size of the Fund's positions, the Advisor does not believe that there is a possibility for a material conflict of interest with respect to the allocation of investment opportunities. However, while the potential for a conflict of interest is extremely remote, the Fund has policies and procedures in place to prohibit knowledge of the Fund's trading activity from being used to benefit others. Furthermore, the Advisor is subject to a fiduciary duty, under both the 1940 act and the Investment Advisers Act of 1940, to the Fund's shareholders and to act in their best interest at all times.

Mr. Baxter is compensated by the Adviser with an annual salary and bonus, both of which vary from year to year, based on a variety of economic factors. The portfolio manager's compensation is not determined by factors such as the Fund's performance, in the conventional sense (i.e., the portfolio manager's compensation is not based on the Fund's pre- or after-tax performance over a period of time, or measured against a particular index). Because Mr. Baxter is the sole owner of the Advisor, his compensation likely will increase if the assets of the Fund increase (which may result from strong investment performance), since this will entitle the Advisor to a higher amount of fees by the application of the Fund's Advisory fee under the Advisory Agreement (subject to the sliding investment advisory fee schedule described in this Statement of Additional information).

The portfolio manager does not own shares in the  Fund.

During the fiscal years ended November 30, 2004, 2003, and 2002, the Fund paid investment advisory fees to Baxter Financial Corporation totaling $26,236, $25,053, and $26,551, respectively.

When making its decision to renew the advisory contract with Baxter Financial Corporation ("Baxter" or the "Advisor"), the Board carefully considered a variety of materials, which each Director had received prior to the Board meeting (which specifically had been called to consider the renewal of the advisory agreement). At the Board meeting, Baxter provided detailed responses to a series of questions contained in a letter from the Fund's independent legal counsel, submitted on behalf of the Independent Directors, requesting information for the Board's consideration of the continuation of the Fund's investment advisory agreement (the "Information Request Letter"). The Information Request Letter had asked Baxter to provide responses to a series of questions relating to the following categories of information: a description of the Advisor's business, the Advisor's personnel and operations, the services that the Advisor provides to the Fund, the compensation of the Advisor, comparative performance information (relating to the Fund and the Advisor), expenses, compliance policies and procedures, and various other information. The Board thoroughly reviewed all of the responses provided by Baxter to the questions in each of these categories, including performance statistics, index comparisons and expense comparisons. The Board compared the Fund's performance to the performance of each of the S&P 500 Index, Russell 1000 Index, Russell 2000 Index, Russell 3000 Index and the Wilshire 5000 Index. The Board also compared the Fund with the average rating, risk and return of other funds under $10 million in net assets with a growth objective listed in the Morningstar Mid Cap Growth Category.

The Board compared the Fund's management related, non-management related, and total expense ratios to those of other funds with total net assets under $10 million contained in Lipper's Growth Category. The Board also took into account information furnished by Baxter throughout the year at quarterly Board meetings, as well as the information specifically furnished to respond to the Information Request Letter. Information provided throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and turnover, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by Baxter (as the Fund's investment advisor and administrator), Unified Fund Services, Inc. (as both the Fund's transfer agent and fund accounting agent), and U.S. Bank (the Fund's custodian). The Board also had received periodic reports relating to compliance with the Fund's investment policies and investment restrictions and various regulatory issues.

When considering the continuation of Baxter as the Fund's investment advisor and the approval of the advisory fee payable to Baxter, the Board considered the following specific factors:

      [BULLET] the nature, extent and quality of the services provided to the Fund's shareholders by Baxter;

      [BULLET] the investment performance of the Fund and of Baxter;

      [BULLET] the Advisor's cost of providing the services to the Fund and the profitability of the Fund to Baxter;

      [BULLET] whether the Fund would realize any economies of scale as the Fund grows larger, and the breakpoints included in the advisory contract that allow shareholders to participate in the resulting benefits;

      [BULLET] comparative fee structures; and

      [BULLET] any "fall-out" benefits, including administrative fees, received by Baxter under separate contracts accruing to the Advisor as a result of managing the Fund.

In considering the materials described above, the Independent Directors referred to the memorandum to the Board from its independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the advisory contract, and outlined the Board's responsibilities when considering the renewal of the contract. The Board noted that: (i) Section 15(c) of the 1940 Act requires the Board to request and evaluate, and Baxter to furnish, such information as may reasonably be necessary to evaluate the terms of the advisory contract, and
(ii) Baxter's responses to the Information Request Letter were intended to assist the Board in meeting these requirements. Based upon their review and consideration of: (i) the materials presented throughout the year, (ii) the responses to the Information Request Letter, and (iii) such other information as they deemed relevant, the Independent Directors concluded that the continuance of Baxter as the Fund's investment advisor and the advisory contract was appropriate and in the best interests of Fund shareholders.

In reaching this decision, the Board took into account a combination of factors, including the following:


      PERFORMANCE
      -----------

      In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the appropriate indexes, as well as the performance of the Fund's peer group and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's portfolio composition impacted its performance, given the market conditions existing over the last year. The Board concluded that it was satisfied with the Fund's investment returns relative to both the relevant market indexes and the Fund's peer group. The Board also concluded that it was satisfied with the Advisor's performance.

      EXPENSES
      --------

      In considering the reasonableness of expenses, the Board considered the advisory fee schedule and the fact that breakpoints were included in the schedule. The Board evaluated both the Advisor's fee schedule and its breakpoints against the fee schedules of other investment companies in the Fund's peer group. Emphasis was placed on the Fund's total expense ratio, management-related expenses and non-management-related expenses, compared with the averages reported for the peer group. The Independent Directors also considered the benefits to Baxter of providing various other services to the Fund, such as administration and distribution services, under separate agreements between the Fund and Baxter. The Board determined that Baxter's fees were reasonable, in light of the services provided and the fees charged by other advisers offering comparable services to similar funds. The Board also concluded that economies of scale would be realized as the Fund's assets increased, and the fact that Baxter's fee schedule was designed to allow the Fund's investors to enjoy the benefits of these economies of scale (i.e., the Advisor's fee would be reduced).

      QUALITY OF SERVICES
      -------------------

      In considering the scope and quality of investment management services, consideration was given by the Board to Mr. Baxter's qualifications. Also, the Board considered how Baxter had performed the research and management processes, and the Advisor's record of compliance with the Fund's investment policies and restrictions, as well as the code of ethics that governs personal securities trading by Fund management. The Board also evaluated how Baxter performed its oversight responsibilities with respect to the Fund's custodian, transfer agent, fund accountant and shareholder services agents. The Board concluded that the Advisor had provided competent supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund.

      MANAGER'S PROFITABILITY
      -----------------------

      The Independent Directors considered Baxter's level of profitability in providing investment management services to the Fund, Philadelphia Fund, Inc. and certain private clients. In doing so, the Independent Directors reviewed Baxter's 2003 and 2004 financial statements. The Board also considered the extent to which Baxter may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of the Fund's "soft" dollars to pay for research and other similar services. The Board concluded that Baxter's profitability, in managing the Fund, when compared to its profitability in managing other comparable accounts, was reasonable.


The current Administration Agreement between the Fund and Baxter Financial Corporation requires Baxter Financial Corporation to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel. The fee payable to Baxter Financial Corporation under the Administration Agreement is at the annual rate of .25 percent of the net assets of the Fund, calculated and payable monthly, at 1/12th the annual rate.

During the fiscal years ended November 30, 2004, 2003, and 2002, the Fund paid administrative fees to Baxter Financial Corporation totaling $8,745, $8,351, and $8,850, respectively.

The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

U.S. Bank, N.A. acts as the Fund's custodian. Unified Fund Services, Inc. acts as transfer agent and dividend disbursing agent, and also provides the Fund with certain accounting services.


                                 UNDERWRITER
                                 -----------

Baxter Financial Corporation serves as the principal underwriter of the Fund's shares, which are offered on a continuous and "best efforts" basis. Baxter Financial Corporation is located at 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.

During the last three fiscal years of the Fund, Baxter Financial Corporation retained total underwriting and dealer commissions of $393, $458, and $2,090, in 2004, 2003, and 2002, respectively, after allowing $51, $4, and $1,280, respectively, to dealers who sold Fund shares in each of these years.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                 ---------------------------------------------

Briggs, Bunting & Dougherty, LLP, Philadelphia PA, serve as the independent registered public accountant of the Fund. As such, that firm conducts an audit of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.


                             FINANCIAL STATEMENTS
                             --------------------

The financial statements of the Fund for the fiscal year ended November 30, 2004, including the Portfolio of Investments, Statement of Assets and Liabilities, Sample Price Computation, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Report of Independent Registered Public Accounting Firm, as set forth in the Fund's Annual Report to Stockholders for the fiscal year ended November 30, 2004, are incorporated herein by reference.


                             PROXY VOTING POLICIES
                             ---------------------

General Guidelines
------------------

In voting proxies of portfolio securities, the Fund is guided by general fiduciary principles. The Fund's goal is to act prudently and solely in the best interest of the Fund's shareholders. The Fund attempts to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

The Fund's portfolio manager is responsible for monitoring, researching and deciding proxy votes for portfolio securities of the Funds.


How The Fund Votes
-------------------

Generally, the Fund divides proxies into routine matters and non-recurring extraordinary matters.

   A. Routine Matters

      Voting decisions for routine matters are made by the Fund's portfolio manager. It is the Fund's general policy, absent a particular reason to the contrary, to vote with management's recommendations on routine matters.

   B. Non-Recurring Extraordinary Matters

      For non-recurring extraordinary matters, the Fund votes on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, the Funds votes on a case-by-case basis in accordance with the General Guidelines set forth above.

      1. Accept

         [BULLET] Proposals supporting best practices for corporate governance.

         [BULLET] Restoration or protection of shareholders' authority.

      2. Reject

         [BULLET] Protection of management from results of mergers and acquisitions.
         [BULLET] Proposals having the effect of diluting the value of the existing shares.

      3. Vote with Management

         [BULLET] Proposals that address social or moral issues.


Avoidance Of Potential Conflicts Of Interest
--------------------------------------------

   A. General Principles

      Voting of shares of portfolio securities shall be conducted in a manner consistent with the best interests of Fund shareholders as follows:

      [BULLET] Proxies of portfolio securities shall be voted in accordance with these Proxy Voting Policies; and

      [BULLET] Proxies of portfolio securities shall be voted without regard to any other relationship, business or otherwise, between (i) the issuers of the portfolio securities, and
               (ii) the Fund, its investment advisor, principal underwriter or any affiliated person thereof.

   B. Identifying and Addressing Conflicts of Interest

      1. Identification of Conflicts of Interest

         The portfolio manager is responsible for identifying conflicts of interest with respect to voting proxies of portfolio securities. Such conflicts of interest may arise from:

         [BULLET] the conduct of the Fund's business;

         [BULLET] relationships, business, or other connections between
                  (i) the issuers of the portfolio securities, and (ii) the Fund, its investment advisor, principal underwriter or any affiliated person thereof; or

         [BULLET] other special circumstances.

      2. Determination of Materiality

         A conflict of interest will be considered material to the extent that:

         [BULLET] the conflict has the potential to influence the portfolio manager's decision-making in voting the proxy; or

         [BULLET] other particular facts and circumstances require a determination of materiality.

      3. Non-Material Conflicts

         If it is determined that a conflict of interest is not material, the portfolio manager may vote the proxy, notwithstanding the existence of the conflict.

      4. Material Conflicts of Interest

         If it is determined that a conflict of interest is material, the portfolio manager will resolve such conflict of interest before voting the proxy(ies) affected by the conflict of interest. Such resolution may include:

         [BULLET] disclosing the conflict to the Board of Directors of the Fund and obtaining the consent of the Board before voting;

         [BULLET] engaging another party to vote the proxy on the behalf of the Fund;

         [BULLET] engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

         [BULLET] such other method as the portfolio manager deems appropriate under the circumstances, given the nature of the conflict, which method will be subsequently reported to the Board of Directors at the next regularly-scheduled meeting.

In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2005 will be filed with the Securities and Exchange Commission no later than August 31, 2005. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-749-9933 and on the Commissions website at http://www.sec.gov.